Exhibit 10.15

LOAN PURCHASE & SALE AGREEMENT

THIS LOAN PURCHASE & SALE AGREEMENT (this "Agreement") is entered into as of January 11, 2012, by and between SUMMITBRIDGE CREDIT INVESTMENTS LLC with offices at 1700 Lincoln St., Suite 2150, Denver, Colorado 80203, as Seller ("Seller") and URBAN AG CORPORATION, a Delaware corporation, as Buyer ("Buyer").

A.      As of the date hereof, Seller is the legal and beneficial owner and holder of a one hundred percent (100%) interest in certain loans as set forth on Exhibit A attached hereto, (individually a "Loan" and collectively the "Loans") together with all documents related to the Loans (the Loans and such related documents are collectively referred to herein as the "Loan Documents"), including, but not limited to: all instruments and documents evidencing, securing, collateralizing, and guarantying the Loans (collectively, the "Collateral"); all of Seller's right and remedies under the Loan Documents and under any guaranty or endorsement thereof, or with respect to any security thereof, or with respect to any security therefore (collectively, the "Rights"); and all of Seller's obligations, if any, to make advances or other financial accommodations or services to the Obligor (as defined below) under the Loan Documents (collectively, the "Obligations").

B.      At Buyer's request, Seller has agreed to sell, assign, convey and transfer to Buyer for value on the Closing Date (as defined below), without recourse, representation or warranty, except as expressly set forth in Section 8(a) hereof, all of Seller's interest in the Loans, the Loan Documents, the Collateral, the Rights and the Obligations, pursuant to the terms and provisions of this Agreement.

C.      In order to facilitate the payment of the Purchase Price (as defined herein) Seller, Buyer, Brown Rudnick LLP, as escrow agent ("Escrow Agent") and the parties thereto have agreed to enter into that certain Escrow Agreement dated as of January 11, 2012 (the "Escrow Agreement").

THEREFORE, in consideration of the mutual promises set forth in this Agreement and other valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

1.    Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

(a)   Agreement" shall have the meaning ascribed to such term in the recitals to this Agreement.

(b)   "Assigned Interest" means all of Seller's right, title and interest in and to the Loans, the Loan Documents, the Collateral, the Rights and the Obligations; provided, however, that the Assigned Interest shall not include Seller's rights to indemnification pursuant to the Loan Documents for events, occurrences or matters relating to periods prior to the Closing Date.

Loan Purchase & Sale Agreement

(c) "Buyer" shall have the meaning ascribed to such term in the recitals to this Agreement.

(d) "Closing" means the closing of the transaction described in this Agreement, including, without limitation, the occurrence of the Closing Date in accordance with the terms and provisions of this Agreement.

(e) "Closing Date (shall have the meaning ascribed to such term in Section 5 of this Agreement.

(f) "Collateral" shall have the meaning ascribed to such term in the recitals to this Agreement.

(g) "Escrow Agent," shall have the meaning ascribed to such term in the recitals to this Agreement.

(h) "Escrow Agreement" shall have the meaning ascribed to such term in the recitals to this Agreement.

(i) "Indemnified Party" shall have the meaning ascribed to such term in Section 7(a) of this Agreement.

(j) "Loan" or "Loans" shall have the meaning ascribed to such term in the recitals to this Agreement.

(k) "Loan Documents" shall have the meaning ascribed to such term in the recitals to this Agreement.

(l) "Obligations" shall have the meaning ascribed to such term in the recitals to this Agreement.

(m) "Obligor" means any borrower, any guarantor(s) of a Loan, any endorser(s) of any Loan Document, and any other party whose property, or any part thereof is Collateral.

(n) "Purchase Price" shall have the meaning ascribed to such term in Section 4 of this Agreement.

(o) "Rights" shall have the meaning ascribed to such term in the recitals to this Agreement.

(p) "Seller" shall have the meaning ascribed to such term in the recitals to this Agreement.

2.    Other Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Documents.

3. Assignment of Assigned Interest.

(a) In consideration of the Purchase Price, subject to the terms and provisions of this Agreement, the Seller hereby agrees to irrevocably sell, assign, convey and transfer to Buyer, and the Buyer hereby agrees to accept from the Seller, on the Closing Date, all of the Assigned Interest. NOTWITHSTANDING THE FOREGOING, THIS AGREEMENT IS MADE WITHOUT RECOURSE TO SELLER, OR ANY PAST, PRESENT OR FUTURE AFFILIATE, SUBSIDIARY, PARENT OR PARICIPANT OF THE SELLER; AND, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THIS AGREEMENT IS MADE BY THE SELLER WITHOUT ANY REPRESENTATIONS, WARRANTIES, OR COVENANTS OF ANY KIND OR NATURE WHATSOEVER, WHETHER EXPRESSED, IMPLIED OR IMPOSED BY LAW, INCLUDING WITHOUT LIMITATION, ANY OF THE WARRANTIES DESCRIBED IN SECTIONS 3-416 AND 3417 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT FROM TIME TO TIME IN THE COMMONWEALTH OF MASSACHUSETTS, WHICH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED BY THE BUYER. EXCEPT AS SPECIFICALLY SET FORTH IN RECITAL A AND SECTION 8(a) THIS AGREEMENT, SELLER DISCLAIMS ALL REPRESENTATIONS, WARRANTIES, AND COVENANTS OF EVERY NATURE WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WITH RESPECT TO: MERCHANTABILITY; NEGOTIABILITY; STATE AS A HOLDER IN DUE COURSE; CREDITWORTHINESS OF ANY MAKER; THE COLLECTABILITY OF ANY AMOUNT OWED TO SELLER BY ANY OBLIGOR; THE FINANCIAL CONDITION OF ANY OBLIGOR, ACCOMMODATION PARTY, ENDORSER, GUARANTOR, OR OTHER OBLIGOR UNDER OR WITH RESPECT TO THE LOANS, NOTES OR ANY LOAN DOCUMENT; THE EXISTENCE, CONDITION, HABITABILITY, MERCHANTABILITY, MARKETABILITY, FREEDOM FROM TITLE DEFECTS, OR VALUE OF ANY COLLATERAL FOR THE LOANS, NOTES OR ANY LOAN DOCUMENT; THE VALIDITY, ENFORCEABILITY, ATTACHMENT, PRIORITY OR PERFECTION OF ANY SECURITY INTEREST OR MORTGAGE, OR OTHER LIEN DESCRIBED IN THE LOAN DOCUMENTS; COMPLIANCE OF ANY COLLATERAL WITH ANY LAW, GOVERNMENTAL REGULATION, RESTRICTIVE COVENANT, INCLUDING WITHOUT LIMITATION, ZONING ORDINANCES, BUILDING CODES, HEALTH REGULATIONS, USE AND SET BACK RESTRICTIONS, AND THOSE PERTAINING TO HAZARDOUS, TOXIC OR SIMILAR MATERIALS; EXISTENCES OR NAMED PAYEE OF ANY INSURANCE OR THE VALIDITY OF ANY CERTIFICATE OF INSURANCE WITH RESPECT TO ANY COLLATERAL FOR THE LOANS, NOTES OR ANY LOAN DOCUMENT OR ON THE LIFE OF ANY PERSON LIABLE FOR ANY OBLIGATION UNDER OR WITH RESPECT TO THE LOANS, NOTES OR ANY LOAN DOCUMENT IN ACCORDANCE WITH ITS TERMS OR OTHERWISE; COMPLETENESS OF THE LOAN FILES; AND GENUINENESS AND COMPLETENESS OF ANY ITEM IN THE LOAN FILES.

(b) In consideration of the Purchase Price, subject to the terms and provisions of this Agreement, the Buyer hereby agrees to buy, assume and accept, on the Closing Date, the Assigned Interest and to perform and discharge all of the Obligations when due from and after the occurrence of the Closing Date.

Loan Purchase & Sale Agreement

4. Payment of Purchase Price. Upon its execution of this Agreement, the Buyer shall be irrevocably obligated to deposit with the Escrow Agent the purchase price of One Million Dollars ($1,000,000.00) for the Assigned Interest (the "Purchase Price"). The Buyer shall deliver the Purchase Price to the Escrow Agent in good and immediately available funds and in cash on or before 12:00 p.m. (Eastern Time) on Thursday, January 12, 2012.

If, for any reason, the Buyer, prior to or on the Closing Date, breaches or fails to perform any of the Buyer's obligations under this Agreement, then: (a) the entire unpaid portion of the Purchase Price (without discount or forgiveness of any kind) shall become immediately due and payable in full and shall promptly be paid by Buyer to Seller in cash or equivalents as liquidated damages; and (b) the Seller shall be entitled to take any and all remedies against the Buyer that it may have under this Agreement or under any applicable law. For the avoidance of doubt, (i) nothing herein shall impair, alter or reduce or be deemed to have impaired, altered or reduced the payment or performance obligations of the Obligor under the Loan Documents in accordance with their respective terms; (ii) all of the Seller's rights and remedies that it may have against Obligor or Buyer under this Agreement or any Loan Document shall be cumulative, may be exercised in any combination or order, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any applicable law; and (iii) Seller remains the legal and beneficial owner and holder of a one hundred percent (100%) interest in the Loans until the consummation of the Closing in accordance with Section 5 hereof.

5. Closing; Assumption of Obligations.

(a) The Closing shall be effective upon the satisfaction of each of the following conditions: (i) the execution and delivery of this Agreement by each of Seller and Buyer (in accordance with the Escrow Agreement); (ii) the payment in full of the Purchase Price in accordance with the terms and provisions of Section 4 of this Agreement and disbursed from the Escrow Agent to the Seller in accordance with the terms and provisions of the Escrow Agreement; and (iii) the receipt by Seller of $335,000.00 (as described in that certain Letter Agreement executed on the date hereof) from the Escrow Agent in accordance with terms and provisions of the Escrow Agreement (the date on which items (i), (ii) and (iii) above are fully and timely satisfied, the "Closing Date"). The Closing shall take place on or before 12:00 p.m. (Eastern Time) on Tuesday, January 17, 2012. The parties hereto agree that time shall be of the essence with respect to each and every of the various undertakings and obligations set forth in this Agreement.

(b) Upon the Closing and the occurrence of the Closing Date:

(i) the sale and assignment of the Assigned Interest contemplated by Section 2 hereof shall be in full force and effect, subject to the terms and provisions thereof and to the other terms and provisions of this Agreement. At such time, the Buyer shall become the "lender" under the Loan Documents and shall assume and be responsible for the Obligations and all the rights, duties, liabilities and obligations of the "lender" thereunder. In the event that notwithstanding the sale of the Assigned Interest, Seller receives any payments on account of the Assigned Interest after the Closing Date, Seller shall hold that payment for the benefit of Buyer and shall promptly transmit it to Buyer.

Loan Purchase & Sale Agreement

(ii) Seller shall be relieved of, and Buyer shall assume all responsibility for, any tax reporting required with respect to the Loans, including, without limitation, any reporting which may be required with respect to debt forgiveness. Buyer hereby acknowledges and agrees further that Buyer shall assume full responsibility for any and all tax consequences to Buyer or any obligor on the Loans arising as a result of this Agreement. Such tax consequences shall include, without limitation, any tax liability of Buyer in connection with any debt forgiveness.

(iii) Buyer shall assume all responsibility having itself substituted as loss payee on all Loans related insurance in which Seller is listed as a loss payee. Any loss after the Closing Date to Buyer is the sole responsibility of Buyer. Buyer hereby covenants and agrees to execute and deliver all such documents and to take all such further actions as Seller may reasonably deem necessary from time to time to carry out the intent and purpose of this Agreement and to consummate the transactions contemplated hereby.

6. Intentionally Omitted.

7. Indemnification.

(a) Buyer shall indemnify and hold harmless Seller and its respective predecessors, agents, representatives, employees, shareholders, members, officers, directors, partners, affiliates, parent corporations, subsidiary corporations, affiliated corporations, counsel, successors and assigns and each of them (including, but not limited to Summit Investment Management LLC) (each an "Indemnified Party") from any and all demands, claims, causes of action, losses, damages, liabilities, obligations, remedies, penalties, costs and expenses (including without limitation, reasonable attorneys' fees) arising out of, pertaining to, or in connection with (i) the Loans, arising from events, conditions or circumstances occurring any time prior or subsequent to the Closing including, without limitation, in connection with any and all tax consequences to Buyer or any obligor on the Loans and (ii) a breach of any representation, warranty or obligation made herein. Buyer further agrees to pay when due or promptly reimburse Seller for any fees, taxes, costs and expenses incurred by Seller in connection with the performance or nonperformance by Buyer of all of the representation, warranties and obligations of Buyer specified herein.

(b) If a third party commences any action or makes any demand against any Indemnified Party for which such Indemnified Party is entitled to indemnification under this Agreement, the Indemnified Party will promptly notify the Buyer in writing of such action or demand; provided, however, that if the Indemnified Party assumes the defense of the action and fails to provide prompt notice to the Buyer, such failure shall not limit in any way the Buyer's obligation to indemnify the Indemnified Party except to the extent that such failure materially prejudices the Buyer's ability to defend the action. The Buyer may, at its own expense and without limiting its obligation to indemnify the Indemnified Party, participate in the defense of such action with counsel reasonably satisfactory to the Indemnified Party, or the Buyer may, at

Loan Purchase & Sale Agreement

its own expense and without limiting its obligation to indemnify the Indemnified Party, assume the defense of such action with counsel reasonably acceptable to the Indemnified Party. In any event, the party that has assumed the defense of such action shall provide the other party with copies of all notices, pleadings, and other papers filed or served in such action. Neither party shall make any settlement or adjustment without the other party's prior written consent, which consent: (i) in the case of the Buyer will not be unreasonably withheld if the settlement or adjustment involves only the payment of money damages by the Buyer; and (ii) in the case of the Indemnified Party may be withheld for any reason if the settlement or adjustment involves performance or admission by the Indemnified Party.

8. Representations.

(a) Seller hereby represents and warrants to Buyer that as of the date hereof, Seller is the legal and beneficial owner and holder of a one hundred percent (100%) interest in the Loans.

(b) Buyer hereby represents and warrants to Seller that, in conjunction with its attorneys and advisors, Buyer has made its own independent evaluation of each aspect of the transactions contemplated by this Agreement, including without limitation: (i) the validity and enforceability of the Loans and Loan Documents; (ii) the existence of, title to, liens and encumbrances on, physical condition of and the value of any purported collateral for the Loans and the Loan Documents; and (iii) the compliance of any such purported collateral with laws, ordinances, governmental rules and regulations, and obligations owed to and conditions in favor of third-parties including without limitation, zoning regulations, building codes, restrictive covenants, easements, licenses, and those pertaining to environmental matters, hydrocarbons, hazardous or toxic materials, and underground storage tanks. Buyer further represents and warrants that it will not violate any laws relating to unfair credit collection practices in connection with the Loans.

9. Miscellaneous.

(a) No failure by either party to this Agreement to exercise, and no delay by either party in exercising, any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise thereof or exercise of any other right, power or privilege. If any action or proceeding is commenced to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the costs and expenses of maintaining such action or proceeding, including reasonable attorneys' fees and disbursements incurred before such action or proceeding is commenced, before trial, at trial, after trial and on appeal, whether the action proceeding is at law, in equity or in a bankruptcy case or proceeding.

(b) EACH OF SELLER AND BUYER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING FROM OR BY REASON OF OR RELATING TO THIS AGREEMENT OR ANY ACTIONS OF SELLER OR BUYER IN THE NEGOTIATING, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

Loan Purchase & Sale Agreement

(c) This Agreement constitutes the entire agreement between Seller and Buyer with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, between Seller and Buyer with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty that is not set forth in this Agreement has been made or relied upon by either Seller or Buyer.

(d) Except as provided herein, all notices or deliveries required or permitted hereunder shall be in writing and delivered personally or by facsimile or by generally recognized overnight delivery service and shall be deemed given (a) when delivered, if delivered personally or by facsimile to the address and facsimile identified for each party above and (b) one day after transmission, if delivered by generally recognized overnight delivery service.

(e) No person, organization or association other than Seller and Buyer shall have any rights or claims under this Agreement. In addition to and not in limitation of the foregoing, no Obligor shall have any rights or claims under this Agreement.

(f) This Agreement shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts, and for all purposes shall be governed by, and construed in all respects (including matters of constructions, validity and performance) in accordance with, the laws of the Commonwealth of Massachusetts, without regard to the Conflicts of Laws principles thereof. This Agreement shall not be amended, except by a writing signed by all of the parties hereto.

(g) This Agreement may be executed in any number of counterparts (including by facsimile or .pdf), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile or .pdf signature and that it accepts the facsimile or .pdf signature of each other party. The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(h) The Seller and Buyer shall each keep confidential and shall not divulge to any person, without the other party's prior written consent, the Purchase Price paid by Buyer for the Loans or any of the terms or conditions of this Agreement or any closing document except as required by applicable law or order or stock exchange rules; provided, this obligation will not prevent any party hereto from making any internal disclosures of information to its own employees or professional advisors so long as such persons are advised of the confidential nature of such information.

Loan Purchase & Sale Agreement

IN WITNESS WHEREOF, Seller and Buyer have caused this Loan Purchase & Sale Agreement to be executed by their respective duly authorized representatives as of the day and year first written above.

Buyer: URBAN AG CORPORATION

By:	/s/ Billy V. Ray J.
Name:	Billy V. Ray J.
Title:	CEO
E-mail:	BillyVRayJ@yahoo.com

Seller: SUMMITBRIDGE CREDIT INVESTMENTS LLC

By:
Name:
Title:
E-mail:

IN WITNESS WHEREOF, Seller and Buyer have caused this Loan Purchase & Sale Agreement to be executed by their respective duly authorized representatives as of the day and year first written above.

Buyer: URBAN AG CORPORATION

By:
Name:
Title:
E-mail:

Seller: SUMMITBRIDGE CREDIT INVESTMENTS LLC

By:	/s/ Glenn P. Cummins
Name:	Glenn P. Cummins
Title:	Treasurer
E-mail:

ACKNOWLEDGED AND AGREED support of the execution and delivery of this Loan Purchase & Sale Agreement:

COMMONWEALTH CONTRACTING SERVICES LLC

By:	/s/ Marc Bourassa
Name:	Marc Bourassa
Title:	President

CCS SPECIAL PROJECTS LLC

By:	/s/ Marc Bourassa
Name:	Marc Bourassa
Title:	President

Exhibit A

Loans

Loan Balance as of 1/9/12	Borrowers	Seller
$2,018,338.57 — $1,921,531.44 (principal) — $95,810.76 (interest) — $996.37 (fees)	Commonwealth Contracting Services LLC & CCS Special Projects LLC	SummitBridge Credit Investments LLC